EXHIBIT 99.1

Sequential Brands Group Announces Exploration of Strategic Alternatives and Leadership Transition

New York, New York — October 7, 2019— Sequential Brands Group, Inc. ("Sequential" or the "Company") (NASDAQ:SQBG) today announced that its Board of Directors is conducting a broad review of strategic alternatives focused on maximizing shareholder value. Such strategic alternatives may include the divestiture of one or more existing brands, the acquisition of one or more new brands, a stock buyback program, and other initiatives. The Board has engaged Stifel to serve as its exclusive financial advisor to assist in this process.

"After having received unsolicited interest for several of our brands from multiple parties, Sequential’s Board of Directors is engaging in this formal process to ensure that we are evaluating all alternatives to best further the interest of our shareholders,” said William Sweedler, Chairman of Sequential.

The Company has not set a timetable for the conclusion of its review of strategic alternatives and does not expect to comment further or update the market with any additional information on this matter unless and until the Board of Directors has approved a specific transaction or otherwise deems disclosure necessary or appropriate. There is no certainty that the review of strategic alternatives will result in the Company pursuing a particular transaction or completing any such transaction.

The Company also announced today that Karen Murray has stepped down as Director and Chief Executive Officer of the Company.  Ms. Murray will continue to serve as Senior Advisor and assist the Company on strategic opportunities. The Board has begun a search to identify the Company’s new CEO. Chad Wagenheim, EVP of Strategic Development and Operations, has been promoted to President and will assist the Company during this transition period.

William Sweedler, Chairman of Sequential, said, “Chad has been and continues to be an integral part of our executive team. With his demonstrated operating expertise, strategic leadership and focus on results, we’re confident in his ability to help lead Sequential through this next phase.”

Mr. Sweedler added, “I’d like to thank Karen Murray for her leadership and the contributions she has made during her tenure with the Company as CEO.”

President Chad Wagenheim said, “I’m looking forward to serving as President and assisting Sequential during this transformative time. We have a strong portfolio of brands, blue chip base of licensees, and solid lender relationships. With our recently restructured lending agreement and no upcoming debt maturities, we are fully focused on executing against our plan to drive growth and right-size our expense structure given the current size of the Company.”

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the fashion and active categories.  Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams.  Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world.  For more information, please visit Sequential's website at: www.sequentialbrandsgroup.com.

Contact:

Sequential Brands Group, Inc.

Katherine Nash

T: 512-757-2566

E: knash@sbg-ny.com

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results or actual events could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning estimates of GAAP net income, non-GAAP net income, Adjusted EBITDA, revenue (including guaranteed minimum royalties), and margins, guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," "may," "will," "should," "can," "future," "seek," "could," "predict," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) the Company's ability to timely achieve the anticipated results of recent acquisitions and any potential future acquisitions; (v) the Company's ability to successfully integrate acquisitions into its ongoing business; (vi) the potential impact of the consummation of recent acquisitions or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (vii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (viii) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands; (ix) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; (x) the Company's ability to achieve its guidance; (xi) continued market acceptance of the Company's brands; (xii) changes in the Company's competitive position or competitive actions by other companies; (xiii) licensees' ability to fulfill their financial obligations to the Company; (xiv) concentrations of the Company's licensing revenues with a limited number of licensees and retail partners; (xv) risks related to the effects of the sale of the Martha Stewart brand; (xvi) uncertainties related to the timing, proposals or decisions arising from the Company’s strategic review, including the divestiture of one or more existing brands; (xvii) uncertainties related to the Company’s leadership changes; and (xviii) other circumstances beyond the Company's control. Refer to the section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which the Company may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.